UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2009

Greer Bancshares Incorporated

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-33021	57-1126200
(Commission File Number)	(IRS Employer Identification No.)

1111 W. Poinsett Street, Greer, South Carolina	29650
(Address of principal executive offices)	(Zip Code)

(864) 877-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Greer Bancshares Incorporated (the “Company”) is filing this Current Report on Form 8-K/A solely to attach as an exhibit the Letter Agreement between the Company and the United States Department of Treasury (the “Treasury”), including the “Securities Purchase Agreement-Standard Terms” incorporated by reference therein, referenced in Item 1.01 of the Company’s Form 8-K filed February 3, 2009.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit Number	Description

10.3	Letter Agreement between the Company and the Treasury dated January 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREER BANCSHARES INCORPORATED

By:	/s/ Kenneth M. Harper
Name:	Kenneth M. Harper
Title:	President and Chief Executive Officer

Dated: February 19, 2009

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.3	Letter Agreement between the Company and the Treasury dated January 30, 2009

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